UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2010

HILL INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-33961	20-0953973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Lippincott Centre, Marlton, NJ	08053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 810-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

Employment Agreement with Irvin E. Richter

On March 2, 2010, Hill International, Inc. (the “Company”) entered into a new employment agreement with Irvin E. Richter, the Chairman of its Board of Directors and its Chief Executive Officer. The agreement was effective as of December 31, 2009. The initial term of employment under the agreement commenced as of January 1, 2010 and will continue for a period of five years. The agreement replaces the former employment agreement between the Company and Mr. Richter which expired on June 27, 2009.

The agreement provides for an annual base salary of no less than $1,300,000. In addition to base salary, Mr. Richter is eligible to receive an annual bonus based upon the achievement of performance criteria to be established by the Company’s Board of Directors or its Compensation Committee for the applicable year. Mr. Richter is also eligible to receive an annual long-term incentive award, which may consist of stock options issued by the Company, shares of restricted stock of the Company, and other forms of equity-based, equity-linked or other long-term incentive compensation. The amount and other terms of long-term incentive awards made to Mr. Richter, if any, will be determined by the Board of Directors or its Compensation Committee. The agreement also reflects the intention that the total of Mr. Richter’s base salary, bonus and long-term incentive award for each year during the employment term not be less than the 75th percentile for certain “peer group” companies. The agreement further provides that Mr. Richter will be entitled to all benefits of employment provided to other employees of the Company in comparable positions during the employment term. In addition, the Company will provide Mr. Richter with two vehicles for his use and will pay certain life insurance premiums during the employment term.

At any time during the employment term, Mr. Richter may elect to change his position from that of an employee of the Company to that of part-time executive consultant to the Company. In the event that Mr. Richter elects to change his position to that of part-time executive consultant, he no longer will serve as the Company’s Chief Executive Officer. As part-time executive consultant, Mr. Richter will receive remuneration in an amount equal to 25% of his total compensation in effect immediately prior to the date on which his consultancy became effective.

Mr. Richter may terminate the employment agreement at any time upon no less than 30 days prior written notice to the Company of such termination. Upon termination of Mr. Richter’s employment by the Company “without cause” (as set forth in the agreement) or by Mr. Richter for “Good Reason” (as defined in the agreement) or within two years following a “Change in Control” (as defined in the agreement), the Company is required to pay to Mr. Richter a lump sum equal to three years of Mr. Richter’s then base salary. In addition, for the three years following termination under these circumstances, the Company is required to continue to provide Mr. Richter with all benefits of employment provided to other employees of the Company in comparable positions and two vehicles for his use and is required to continue to pay certain life insurance premiums.

The agreement contains customary confidentiality provisions and provides that Mr. Richter will be subject to noncompetition and noninterference covenants for a period of six months following the termination of his employment or the consultancy period, whichever occurs later. The agreement also contains a mandatory arbitration provision.

The description of the terms of the agreement set forth herein is qualified in its entirety by the agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Employment Agreement with David L. Richter

In addition, on March 2, 2010, the Company entered into a new employment agreement with David L. Richter, its President and Chief Operating Officer. The agreement was effective as of December 31, 2009. The initial term of employment under the agreement commenced as of January 1, 2010 and will continue for a period of five years. The agreement replaces the former employment agreement between the Company and Mr. Richter which expired on June 27, 2009.

The agreement provides for an annual base salary of no less than $725,000. In addition to base salary, Mr. Richter is eligible to receive an annual bonus based upon the achievement of performance criteria to be established by the Company’s Board of Directors or its Compensation Committee for the applicable year. Mr. Richter is also eligible to receive an annual long-term incentive award, which may consist of stock options issued by the Company, shares of restricted stock of the Company, and other forms of equity-based, equity-linked or other long-term incentive compensation. The amount and other terms of long-term incentive awards made to Mr. Richter, if any, will be determined by the Board of Directors or its Compensation Committee. The agreement also reflects the intention that the total of Mr. Richter’s base salary, bonus and long-term incentive award for each year during the employment term not be less than the 75th percentile for certain “peer group” companies. The agreement further provides that Mr. Richter will be entitled to all benefits of employment provided to other employees of the Company in comparable positions during the employment term. In addition, the Company will provide Mr. Richter with two vehicles for his use.

Mr. Richter may terminate the employment agreement at any time upon no less than 30 days prior written notice to the Company of such termination. Upon termination of Mr. Richter’s employment by the Company “without cause” (as set forth in the agreement) or by Mr. Richter for “Good Reason” (as defined in the agreement) or within two years following a “Change in Control” (as defined in the agreement), the Company is required to pay to Mr. Richter a lump sum equal to three years of Mr. Richter’s then base salary. In addition, for the three years following termination under these circumstances, the Company is required to continue to provide Mr. Richter with all benefits of employment provided to other employees of the Company in comparable positions and two vehicles for his use.

The agreement contains customary confidentiality provisions and provides that Mr. Richter will be subject to noncompetition and noninterference covenants for a period of six months following the termination of his employment. The agreement also contains a mandatory arbitration provision.

The description of the terms of the agreement set forth herein is qualified in its entirety by the agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Employment Agreement between the Company and Irvin E. Richter dated March 2, 2010.

10.2	Employment Agreement between the Company and David L. Richter dated March 2, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL INTERNATIONAL, INC.

Dated: March 5, 2010	By:	/S/ JOHN FANELLI III
	Name:	John Fanelli III
	Title:	Senior Vice President and Chief Financial Officer